EXHIBIT 10.9




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                           DIVERSIFIED RESOURCES, INC.

                        WARRANT TO PURCHASE COMMON STOCK


This is to certify that, FOR VALUE RECEIVED, _______________, or registered assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from Diversified Resources, Inc. (the "Company"), _________ shares of the common stock of the Company ("Common Stock") at a price of $0.80 per share at any time prior to __________, 2017. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as may be adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock"; and the exercise price of a share of Common Stock in effect at any time, and as may be adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

     (a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time but not later than 5.00 P.M., Mountain Standard time, _________, 2017. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which shall not be such a day, by presentation and surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Shares of Warrant Stock specified in such form, together with all Federal and state taxes applicable upon such exercise.

If this Warrant should be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and shall deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares of Warrant Stock purchaseable hereunder. Upon receipt by the Company of this Warrant at the office or the agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the Shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares of Warrant Stock shall not then be actually delivered to the Holder.

     (b) Reservation of Shares of Warrant Stock. The Company hereby agrees that, at all times, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     (c) Fractional Shares. No fractional Shares of Warrant Stock or scrip representing fractional Shares of Warrant Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share of Warrant Stock called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share determined as follows:

     (i) If the Company's Common Stock is publicly traded, the average daily closing prices for 30 consecutive trading days immediately preceding the date of exercise of this Warrant. The closing price for each day shall be the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way, on the principal national

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securities exchange in which the Company's Common Stock is listed or admitted to trading,  or if it is  not  listed  or  admitted  to  trading  on  any  national
securities  exchange,   the  last  sale  price  of  such  Common  Stock  on  the
consolidated transaction reporting system of the National Association of Securities Dealers ("NASD"), if such last sale information is reported on such system, or if not so reported, the average of the closing bid and asked prices of such Common Stock on the National Association of Securities Dealers Automatic Quotation system ("NASDAQ"), or any comparable system, or if the Common Stock is not listed on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

     (ii) If the Company's Common Stock is not publicly traded, the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares of Warrant Stock purchasable hereunder. This Warrant may not be sold, hypothecated, assigned, or transferred prior to the date this Warrant is first exercisable. Any assignment shall be made subject to the provisions of Section (j) by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon, the Company, without charge, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     (e) Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) Anti-Dilution Provisions.

     (i) Adjustment of Price. Anything in this Section (f) to the contrary notwithstanding, if the Company shall issue, at any time, Common Stock or convertible securities by way of dividend, forward stock split or other

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distribution on any stock of the Company or subdivide or combine the outstanding shares of Stock, the Exercise Price shall be proportionately decreased in the case of such issuance, forward stock split, or distribution (on the day following the date fixed for determining shareholders entitled to receive such additional shares) or proportionately increased in the case of such combination (on the date that such combination shall become effective), provided, however, should the Company cancel or fail to make such dividend or other distribution or other issuance, the Exercise Price shall be forthwith adjusted to the price which would have prevailed prior to the Company setting such record date.

     (ii) No Adjustment for Small Amounts. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

     (iii) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Shares of Warrant Stock, calculated to the nearest full shares, obtained by multiplying the number of shares of Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

     (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an Officer's Certificate showing the adjusted Exercise Price, determined as herein provided, and setting forth in reasonable detail the facts requiring such adjustment. Each such Officer's Certificate shall be made available at all reasonable times for inspection by the Holder; and the Company, after each such adjustment, shall forthwith deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or shall make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company; reclassification of the capital stock of the Company; consolidation or merger of the Company with or into another corporation; sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation; or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (l0) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

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     (i)   Reclassification,   Reorganization   or   Merger.   In  case  of  any
reclassification, or capital reorganization (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, or capital reorganization) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of Stock and other securities and property receivable upon such reclassification; capital reorganization; or other consolidation, merger, sale, or conveyance as may be issued or payable with respect to or in exchange for the number of Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization; capital reorganization; or other consolidation, merger, sale or conveyance not taken place. Any such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications; capital reorganizations; and to successive consolidations, mergers, sales, or conveyances.

In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Stock, any such issue shall be treated as an issue of Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j) Transfer to Comply with the Securities Act of l933.

     (i) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current Prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities.

     (ii) The Company may cause the following legend or one similar thereto to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (j) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

The shares represented by this Certificate have not been registered under the Securities Act of l933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

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     (k) Registration  Rights.  If the Company proposes to undertake an offering of securities for its account or for the account of other stockholders and the registration form to be used for such offering may be used for the registration of the shares of common stock issuable upon the exercise of this warrant (a "Piggyback Registration"), each such time the Company will give prompt written notice to the Holder of its intention to effect such a registration (each, a "Piggyback Notice") and the Company will use its best efforts to cause to be included in such registration the shares of common stock respect to which the Company has received written requests for inclusion therein within ten days after the date of sending the Piggyback Notice.

          a. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration
     (a) first, the securities the Company proposes to sell, and (b) second, the shares of common stock requested to be included in such registration by the Holder as well as any other securities requested to be included in such registration that are held by persons other than the Holder pursuant to registration rights, pro rata among the Holder and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such person, but in all cases not exceeding the amount specified by the managing underwriter.

          b. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (the "Other Holders") other than the Holder, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Company will include in such registration (a) first, the securities requested to be included therein by the Other Holders, and (b) second, the shares of common stock requested to be included in such registration by the Holder, as well as any other securities requested to be included in such registration that are held by persons other than the Holder pursuant to registration rights (except those in subsection a. above), pro rata among the Holder and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such person, but in all cases not exceeding the amount specified by the managing underwriter.

          c. Expense Borne by the Company. Except as specifically otherwise provided in subsection d., the Company will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, and fees and disbursements of counsel for the Company and all accountants and other persons retained by the Company in connection with such registration.

          d. Expense Borne by Selling Security Holders. The Holder will be responsible for payment of his own legal fees (if he retains legal counsel separate from that of the Company), underwriting fees and brokerage discounts, commissions and other sales expenses incident to the sale of any shares to be sold by the Holder.

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     (l)  Applicable  Law.  This Warrant  shall be governed by and  construed in accordance with the laws of Colorado.

                                    DIVERSIFIED RESOURCES, INC.


                                    By
                                      -----------------------------------
                                      Paul Laird, Chief Executive Officer
















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                                  PURCHASE FORM

                                                                 Dated
                                                                      ---------

     The undersigned hereby irrevocable elects to exercise the within Warrant to the extent of purchasing Shares of Warrant Stock and hereby makes payment of $____________ in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
    ----------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
        ------------------------------------------------------------------



Signature
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                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED,
                             ---------------------------------------------

hereby sell, assigns, and transfers unto:

Name:
     ---------------------------------------------------------------------
                     (Please typewrite or print in block letters)

Address:
         -----------------------------------------------------------------

the right to purchase the Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

                             Signature
                                      ------------------------------------

Dated:
      ---------------